Exhibit 10.2
AMENDMENT TO EMPLOYMENT AGREEMENT

This Amendment dated April 22, 2019 (the "Amendment"), is to the Employment Agreement (the "Agreement") by and between BB&T INSURANCE HOLDINGS, INC., a company organized under the laws of Delaware ("BB&T Insurance"), and JOHN HOWARD together the "Parties".
WHEREAS, the Parties entered into the Agreement dated December 15, 2015; and

WHEREAS, the Parties desire to enter into this Amendment to the Agreement, subject to the terms and conditions set forth herein;
NOW THEREFORE, in consideration of the mutual agreements herein contained and other good and valuable consideration, the sufficiency and receipt of which are hereby acknowledged, the Parties hereto agree as follows:

1.Clause IC) of Section 3(b)(v) of the Agreement is hereby amended by deleting the existing clause entirely and substituting therefore "a reduction in the Employee's Total Salary (other than in connection with an across the board reduction of the base salaries of the senior executives of BB&T Insurance) or a reduction in Employee's Target Bonus Opportunity (defined below),"
2.Section 4(a) of the Agreement is hereby amended by:
a.Deleting the first sentence thereof in its entirety and substituting therefore: "As of April 1, 2019, Employee shall receive a base salary at an annualized rate equal to Six Hundred Fifty Thousand and 11/100 Dollars ($650,000.00)"; and
b.Deleting the fourth sentence thereof in its entirety and substituting therefore: "The Total Salary hereunder shall not be reduced below the annualized base salary as of April 1, 2019."
3.Section 4(b) of the Agreement is hereby amended by:
a.Deleting the phrase "to be reasonably agreed to by BB&T insurance and Employee" in the first sentence thereof; and
b.Substituting "175%" for "112.5%" in the second sentence thereof.
4.Section 4(c) of the Agreement is hereby amended by deleting the third sentence thereof in its entirety and substituting therefore: "For calendar years 2019, 2020, and 2021, Employee shall be eligible to participate in BB&T Corporation's equity award program at an annual level of $625,000.00, subject to the program documents and the actions of BB&T Corporation related thereto."
Except as set forth in this Amendment, the Agreement shall remain in full force and effect.
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Amendment to Employment Agreement
April 22, 2019
John Howard
Page Two

IN WITNESS WHEREOF, the Parties hereto have caused this Amendment to be duly executed as of the date first written above.

BB&T INSURANCE HOLDINGS, INC.,
a subsidiary of Branch Banking and Trust Company

By /s/ Chris Henson

Title COO

Date 4/22/2019

JOHN HOWARD

Signature /s/ John Howard

Date 4/12/2019